SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                  Amendment No.
Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the Appropriate Box:
|X|  Preliminary Proxy Statement
|X|  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
       14a-6(e)(2))
| |  Definitive  Proxy  Statement
| |  Soliciting  Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            CAPITAL DEVELOPMENT GROUP
                            -------------------------
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

|X|  No fee required
| |  $125 per Exchange Act Rules O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)  Title of each class of securities to which transaction applies:
         N/A.
     2)  Aggregate number of securities to which transaction applies:
         N/A.
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A.
     4)  Proposed maximum aggregate value of transaction:
         N/A.
     5)  Total Fee Paid.
         None.

| |  Fee paid previously be written preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:    N/A
     2)  Form Schedule or Registration Statement No.:         N/A
     3)  Filing Party:     N/A
     4)  Date Filed:       N/ANT

                         CAPITAL DEVELOPMENT GROUP, INC.
                                  -------------

                        NOTICE OF MEETING OF SHAREHOLDERS

                           To Be Held August 15, 2000

         The Annual Meeting of the Shareholders of Capital Development Group, Inc. will be held on August 15, 2000 at 2:00 p.m., local time, at the Shilo Inn at 9900 SW Canyon Road, Portland, Oregon, for the following purposes:

         1.       The election of the Board of Directors;
         2. The Approval of Ernst & Young, LLP as the Auditors and Independent Public Accountants of the Company;
         3. To adopt the Amended and Restated Articles of Incorporation that will (a) restate the Company's authority to designate and issue shares of the Company's preferred stock; and (b) provide for permissive and, in certain cases, mandatory indemnification of the Company's officers, directors and other persons; and
         4. To transact any other business that may properly come before the special meeting or any adjournment or postponement of the meeting.

         The Board of Directors has fixed the close of business on June 15, 2000 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business June 15, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         The number of shares of Common Stock outstanding an entitled to vote at the Annual Shareholders' Meeting is 8,410,335.

         The enclosed Proxy Statement provides you with detailed information about the meeting. In addition, you may obtain information about Capital
Development Group from documents filed by Capital Development Group with the Securities Exchange Commission, copies of which are available by contacting Capital Development Group. We encourage you to read this entire document carefully.


                                       By Order of the Board of Directors:



                                       Michael P. Vahl

                                       Chairman
July __, 2000



WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE - WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY AT 4333 ORANGE STREET, SUITE 3600, RIVERSIDE, CA 92501.

PAGE 2- PROXY STATEMENT
                         CAPITAL DEVELOPMENT GROUP, INC.
                               4333 Orange Street
                                   Suite 3600
                               Riverside. CA 92501

                                 PROXY STATEMENT

Solicitation and Revocability of Proxy.
--------------------------------------

         This Proxy Statement and the accompanying proxy/voting instruction card (proxy card) are being mailed beginning July 29, 2000 to our shareholders in connection with the solicitation of proxies by the Board of Directors of Capital Development Group, Inc. (the "Company") for the Special Meeting in lieu of the Annual Meeting of Shareholders in Portland, Oregon. The meeting will be held at 2:00 p.m., August 15, 2000, at the Shilo Inn, 9900 SW Canyon Road, Portland, Oregon 97225.

         Only stockholders of record at the close of business on June 15, 2000 will be entitled to vote at the meeting. At the close of business on June 15, 2000, there were 8,410,335 outstanding shares of the Company's common stock ("Common Stock"). Each share of Common Stock not in the treasury is entitled to one vote. There is no provision in the Company's Articles of Incorporation, as amended, for cumulative voting.

         If shares are not voted in person, they cannot be voted on your behalf unless a signed proxy is given. Even if you expect to attend the Annual Meeting in person, in order to ensure your representation please complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope. A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised by giving a subsequent proxy or by delivering to the Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Annual Meeting. If you attend the Annual Meeting and inform the Secretary of the Company that you wish to vote your shares in person, your proxy will not be used. If you receive two or more proxy cards, please complete, sign, date and return each to complete your representation. All shares represented by each properly executed and unrevoked proxy, in the accompanying form, will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it unusable.

Voting at the Meeting.
---------------------

         Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any proposal as to which proxies reflect abstentions or broker non-votes, shares represented by such proxies will be treated as not present and not entitled to vote with respect to that proposal. No dissenters' rights apply to any matter to be acted upon at this meeting.

PAGE 1 - PROXY STATEMENT

         The Company will bear the cost of this solicitation. Solicitation will be made by mail, by telephone and personally by our officers and employees; those persons will not receive additional compensation for soliciting proxies.

         The purpose of the meeting and the matters to be acted upon are set forth in the foregoing Notice of Meeting of Stockholders that accompanies the Proxy Statement. As of the date of this Proxy Statement, management knows of no other business to be presented for consideration at the Annual Meeting. However, if any such other business shall properly come before the meeting, votes will be cast pursuant to the proxies in respect of any such other business in accordance with the best judgment of the persons acting under the proxies.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         The following table sets forth information with respect to the ownership of issued and outstanding shares of the Company by each director, executive officer, and person known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities as of June 15, 2000:

                                           Amount and
               Name and Address            Nature of          Percent
Title of       of Beneficial               Beneficial         of
 Class         Owner                       Interest 1         Class 2
--------       -------------------         -----------        -------
Common         Michael P. Vahl             5,120,085          60.88%
               7126 Stanhope Lane
               Riverside, CA 92506

--------
 1 Includes all shares owned directly by the named individuals or by the individuals indirectly through a trust or corporation or by the individuals' spouses and minor children over which the individual exercises sole or shared voting and investment power.

 2 Ownership percentage is based on 8,058,535 shares of Common Stock outstanding as of June 15, 2000 together with applicable options for such beneficial owners. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of June 15, 2000 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

PAGE 2 - PROXY STATEMENT

Common         Gordon C. Root              1,101,700          13.10%
               213 Remington Ridge Drive
               West Linn, OR 97068

Common         Max Stanford Tomlinson        560,000           6.66%
               241 Larkhill Street
               Thousand Oaks, CA 91360

         The directors and officers of the Company as a group own 5,120,085 shares representing 60.88% of the Company's outstanding Common Stock. There are no arrangements which may result in a change of control of the Company.

Executive Officers of the Registrant.
------------------------------------

The names, ages and positions of the company's executive officers are as follows:

------------------ ----------------- ----------------------
       NAME               AGE           CURRENT POSITION
------------------ ----------------- ----------------------
Michael P. Vahl            40           President and CEO
------------------ ----------------- ----------------------

------------------ ----------------- ----------------------

------------------ ----------------- ----------------------

Executive Compensation.
----------------------

         Michael P. Vahl is the President of CDG, but he currently receives no salary or other benefits. He bills CDG on an hourly basis of $100 per hour for time he spends on behalf of CDG. In the last three years, CDG has paid the following amounts to Mr. Vahl: 1996 - $0, 1997 - $0, 1998 - $17,300, 1999 - $0,
2000 - $0. CDG currently is indebted to him for approximately $163,000 in loans and unpaid services, and anticipates that this indebtedness will grow to approximately $200,000 by the end of fiscal year 2000. In addition, in December 1996, CDG issued 151,542 shares of preferred stock to Mr. Vahl in exchange for unpaid salary and accrued benefits of $530,396 that dated from 1992. This preferred stock was converted to 497,946 shares of CDG common stock in December 1998. If we are successful at implementing our operational plan in 2000, we expect to pay Mr. Vahl additional consulting fees, but we will not pay salary or benefits to a CEO until we generate cash flow from MAR administration. Once cash flow is generated, we anticipate hiring a CEO to oversee CDG's operations. CDG has not established and does not anticipate establishing any benefit plans, option plans or other forms of alternative compensation.

         No officer, director or employee was beneficiary of any long-term compensation or other compensation in excess of the dollar values reflected in item 402(b)(2)(iii)(c) of Regulation S-B.

         There were no other compensatory plans or arrangements that would result in a payment in excess of $100,000 to any named executive officer as a result of a change in control.

PAGE 3 - PROXY STATEMENT

Certain Relationships and Related Transactions.
----------------------------------------------

         There were no related transactions, or series of similar transactions, involving the Company and its directors or executive officers other than compensation arrangements set forth herein, and similar employment arrangements described in other documents filed with the SEC by the registrant. The Company has no relationship with its independent accountants or the independent accountants nominated herein, other than the service and compensation agreements entered into in the ordinary course of a Company's relationship with its accountants generally.

Section 16(a) Beneficial Ownership Reporting Compliance.
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and Directors, and person who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Based solely on its review of Forms 3 and 4 and amendments thereto furnished to the registrant under Rule 16a-3 and Forms 5 and amendments thereto furnished to the registrant with respect to its most recent fiscal year, management is not aware that Gordon Root filed on a timely basis the reports required by section 16(a) during the most recent fiscal year. The Company believes that Mr. Root should have filed a Form 3, Initial Report of Beneficial Ownership, but to the knowledge of the Company no such form has been filed. Other than with respect to the foregoing, the Company believes that, for the fiscal year ended December 31, 1999, all executive officers, Directors and greater than 10% shareholders complied with all applicable filing requirements.



















PAGE 4 - PROXY STATEMENT

                                   PROPOSAL 1

                               TO ELECT DIRECTORS

         The Company's Articles of Incorporation provide that no less than one and no more than directors be elected each year. Each director shall serve for a period of one year, or until his or her successor shall be elected or until removed by a vote of the holders of the majority of the shares entitled to vote at an election of directors. For the fiscal year ended December 31, 1999, the Company had one meeting of the Board of Directors and no special meetings.

Nominees for Election of Directors by Shareholders
--------------------------------------------------

Michael P. Vahl, 40 - Mr. Vahl is currently the Company's Chief Executive Officer. Mr. Vahl has been with the company since its inception in 1993 as one of the original founders. Mr. Vahl graduated from Oregon State University in 1980 with a B.S. in Mathematical Sciences. He also graduated from the University of Portland in 1982 with an M.B.A. in Finance. Mr. Vahl has also owned and operated The Vahl Software Group since 1988.

Gordon C. Root, 42 - Mr. Root is currently President of Dieter Franck, Inc., (a store fixture and cruise ship interior manufacturing company), and Managing Member of Root Holdings, LLC, a diversified real estate investment company. Prior to going into the real estate investment and development business Mr. Root was Vice President and COO of Successful Management Seminars, Inc., which he was one of the founders of in 1984 and subsequently sold to ReliaStar Financial Corporation in 1996. He has proven to be a successful entrepreneur and operations manager and sits on several boards and consults with start up and developing companies.

Joseph V. DiFilippo, 59 - Mr. DiFilippo began his career in healthcare in 1967 representing the Massachusetts Mutual Life Insurance Company as its group life, health and pension plan salesman. In 1983, Mr. DiFilippo formed Seton Financial, Inc. to solve healthcare providers' problems of excess aging claims due from third-party payers. His company was the first in the United States to offer extended business office services and A/R financing services for hospitals, home healthcare and I V therapy practices. In 1992, the company was sold to AdvaCare, Inc. Mr. DiFilippo continued to serve as President & CEO until he retired in October 1994. Mr. DiFilippo attended the U.S. Naval Academy, and received a BA degree from Washington & Jefferson University. He later received his JD degree from Humphries College of Law in 1992.

 The Company's Articles of Incorporation require an affirmative vote of a majority of the outstanding shares to elect each director. The Company's sole director recommends a vote "FOR" the slate of directors listed above.




PAGE 5 - PROXY STATEMENT

                                   PROPOSAL 2

                  TO RATIFY THE SELECTION OF ERNST & YOUNG, LLP
                            AS THE COMPANY'S AUDITORS

         The Board of Directors has selected the firm of Ernst & Young LLP to conduct an audit in accordance with generally accepted auditing standards of the Company's consolidated financial statements for the fiscal year ending December 31, 2000. A representative of that firm is expected to be present at the annual meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. Neither the firm nor any of the partners has any direct financial interest in the Company or any of its subsidiaries other than as independent auditors. This selection is being submitted for ratification at the meeting. If not ratified, this selection will be reconsidered by the Board, although the Board of Directors will not be required to select different independent auditors for the Company. UNLESS OTHERWISE INSTRUCTED, PROXY WILL BE VOTED FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP.

                                   PROPOSAL 3

      AMENDMENT AND RESTATEMENT OF THE COMPANY'S ARTICLES OF INCORPORATION

         The Board of Directors has approved and recommended that the shareholders approve the adoption of the Company's Restated Articles of Incorporation (the "Restated Articles"), the form of which is attached as Exhibit A. The Restated Articles vary substantially from the Company's existing Articles of Incorporation in a number of important respects, and we encourage you to read the Restated Articles in their entirety before deciding whether to vote in favor of approving them. The Restated Articles contain two modifications that are of specific importance to shareholders.

o Preferred Stock. The Company's Articles of Incorporation, as currently amended, authorize the issuance of up to 1,000,000 shares of preferred stock, and permit the Board of Directors to designate and authorize the issuance of those shares in such classes, and having such limitations, preferences and relative rights as the Board determines from time to time. The Restated Articles maintain this authorization, while clarifying the Board's authority to designate and issue preferred stock.

o Indemnification and Limitation of Liability. The Articles of Incorporation, as currently amended, provide only for partial limitation of liability for the Company's directors, officers, employees and agents for their actions taken as directors, officers, employees and agents, respectively. The Restated Articles provide for limitation of those persons' liability to the greatest extent permitted under Oregon law, but specifically exclude liability arising from breach of the duty of loyalty; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; any unlawful distribution under ORS 60.367; or any transaction from which the director derives an improper personal benefit.

PAGE 6 - PROXY STATEMENT

         The Articles of Incorporation as currently amended do not provide for indemnification of directors, officers, employees or agents for actions in those capacities. The Restated Articles would require that the Company indemnify, to the fullest extent provided by Oregon law, any director or officer who is, becomes, or is threatened to be made a party to any litigation or similar action by reason of his or her service as a director or officer of the Company. The Company is required to pay for or reimburse the reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of final disposition of the proceeding as provided in the Oregon Business Corporation Act. The indemnification provided in the Restated Articles is in addition to, and not in limitation of, indemnification arising under any statute, rule of law or equity, agreement, vote of the shareholders or board of directors or otherwise.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement management knows of no other business, which will be presented for action at the meeting. If any business requiring a vote of the stockholders should come before the meeting, the persons named in the enclosed form of proxy will vote or refrain from voting in accordance with their best judgment.

                      INFORMATION AVAILABLE TO SHAREHOLDERS

         The Company's 1999 Annual Report is being mailed to shareholders with this Proxy Statement and is incorporated by reference herein. Additional copies of the Annual Report may be obtained without charge from Mike Vahl, President and CEO, Capital Development Group, Inc., 4333 Orange Street, Suite 3600, Riverside, CA 92501. Also included in the package is a copy of the Company's first quarter filing to the SEC.

                          PROPOSALS OF SECURITY HOLDERS

Any proposal of a security holder intended to be presented at the next annual meeting of the Company must be received by the Company for inclusion in the Company's proxy statement by December 1, 2000.

         By order of the Board of Directors:

                                                     ---------------------------
                                                     Michael P. Vahl, Chairman

Dated: July 14, 2000


PAGE 7 - PROXY STATEMENT

                                    EXHIBIT A
                                RESTATED ARTICLES

                          [Commences on Following Page]





PAGE 8 - PROXY STATEMENT

                                    RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                         CAPITAL DEVELOPMENT GROUP, INC.


         The undersigned person of the age of eighteen (18) years or more under the Oregon Business Corporation act adopts the following Restated Articles of Incorporation.

                                   ARTICLE I.

         The name of this Corporation is Capital Development Group, Inc. and its duration shall be perpetual.

                                   ARTICLE II.

         The purpose for which this Corporation is organized is to engage in any lawful activity for which the corporations may be organized under the Oregon Business Corporation Act.

                                  ARTICLE III.

3.1 Authorized Stock. The authorized stock of this Corporation shall consist of 31,000,000 shares of stock, divided into two classes as follows:

         3.1.1 Common Stock. One class shall be Common Stock and shall consist of 30,000,000 of the authorized shares, each share having a par value of $0.0001. Each share of Common Stock shall be entitled to one vote on each issue submitted to a vote of the shareholders and to one vote in each election of directors, in each case subject, nevertheless, to the rights, privileges, preferences and limitations of the shares of Preferred Stock outstanding from time to time.

         3.1.2 Preferred Stock. One class shall be Preferred Stock and shall consist of 1,000,000 of the authorized shares, each share having a par value of $0.0001. The Preferred Stock shall be issued in such series as may be designated from time to time by, and the rights, privileges, preferences and limitations of each series so designated shall be specified by the board of directors, filed with the Secretary of State from time to time in a Certificate of Designation of the Powers, Limitations and Relative Rights (or similar instrument) covering all such series. Unless specifically stated to the contrary in such certificate, each Certificate of Designation of the Powers, Limitations and Relative Rights (or similar instrument) shall supersede the previously filed instrument in its entirety.

PAGE 9 - PROXY STATEMENT

3.2 Residual Rights of the Common Stock. Except to the extent specific rights, privileges, preferences and limitations are specifically granted to shares of one or more series of Preferred Stock by this Article III or by the board of directors exercising the authority granted by this Article III, all rights and privileges of the equity ownership of the Corporation shall be vested in the outstanding shares of Common Stock.

                                   ARTICLE IV.

         The address of the initial registered office of the Corporation is 1300 S.W. Fifth Avenue, Suite 2300, Portland, Oregon 97201, and the name of its initial registered agent at such address is DWT Oregon Corp. Any notices required by the Oregon Business Corporation Act to be sent to the Corporation may be sent to the registered agent at the above address until the principal office of the Corporation has been designated in an annual report.

                                   ARTICLE V.

5.1      Indemnity.

                  (a) The Corporation shall indemnify, to the fullest extent provided in the Oregon Business Corporation Act, any director or officer who was or is a party or is threatened to be made a party to any proceeding by reason of or arising from the fact that he is or was a director or officer of the Corporation. The determination and authorization of indemnification shall be made as provided in the Oregon Business Corporation Act.

                  (b) The Corporation shall pay for or reimburse the reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of final disposition of the proceeding as provided in the Oregon Business Corporation Act.

                  (c) The indemnification referred to in the various sections of this Article shall be deemed to be in addition to and not in lieu of any other rights to which those indemnified may be entitled under any statute, rule of law or equity, agreement, vote of the shareholders or board of directors or otherwise.

5.2 Limitation of Liability. The liability of the directors of the Corporation for monetary damages for conduct as a director shall be eliminated to the fullest extent permissible under the Oregon Business Corporation Act, except that this provision shall not eliminate or limit the liability of a director for:

                  (a) Any breach of the director's duty of loyalty to the Corporation or its stockholders;

                  (b) Acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

PAGE 10 - PROXY STATEMENT

                  (c)      Any unlawful distribution under ORS 60.367; or

                  (d) Any transaction from which the director derives an improper personal benefit.

         I, the undersigned president, declare under penalty of perjury that I have examined the foregoing and to the best of my knowledge and belief, it is true, correct and complete.


         Effective the _____ day of August, 2000.


                                                  ------------------------------
                                                  Michael P. Vahl, President